Table of Contents
Year Ended 2016

Section I - Fourth Quarter 2016 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information…………………………………………………………………………	4	Core Properties……………………………………………………	25
Market Capitalization…………………………………………………	5	Core Top Tenants………………………………………………………	27
Operating Statements		Core Lease Expirations……………………………………………………	28
Consolidated Income Statements……………………………………	6	Core New and Renewal Rent Spreads……………………………………………………	29
Income Statement - Pro-rata Adjustments……………………………………	8	Core Capital Expenditures…………………………………………………	30
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")………………	9	Portfolio Demographics…………………………………	31
EBITDA………………………………………………………	10
Same Property Net Operating Income………………………………………	11
Fee Income……………………………………………………	12	Section IV - Fund Information
Consolidated Balance Sheet………………………………………………………	13
Balance Sheet - Pro-rata Adjustments…………………………	14
Structured Financing……………………………	15	Fund Overview………………………………………………………	34
Other Information		Fund Properties…………………………………………………………	35
Transactional Activity………………………………………………	16	Fund Lease Expirations……………………………………………………	36
2017 Guidance………………………………………………………………	17	Fund Development Activity………………………………………………………………	37
Net Asset Valuation Information…………………………………………	18
Selected Financial Ratios…………………………………………………………	19
Debt Analysis
Summary………………………………………………………………………	20
Detail……………………………………………………………………	21	Important Notes………………………………………………………………	38
Maturities……………………………………………………………	24

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@keybanccm.com

	Bank of Montreal	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Paul Adornato, CFA - (212) 885-4170	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	paul.adornato@bmo.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

	Boenning & Scattergood	Green Street Advisors
	Floris van Dijkum - (212) 922-3572	Daniel Busch - (949) 640-8780
	fvandijkum@boenninginc.com	dbucsh@greenstreetadvisors.com

Market Capitalization
(including pro-rata share of Fund debt, in thousands)

				Capitalization
	Total Market Capitalization			based on	Changes in Total Outstanding Common Shares and OP Units (in thousands)				Weighted Average
	$		%	Net Debt1					Diluted EPS		FFO
Equity Capitalization						Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Common Shares	83,597				Balance at 12/31/2015	70,259	3,857	74,116
Common Operating Partnership ("OP") Units	4,529				ATM Issuance	1,050	—	1,050
Combined Common Shares and OP Units	88,126				Other	257	571	828
					Balance at 3/31/2016	71,566	4,428	75,994	71,200	71,200	75,845	75,845
Share Price at December 31, 2016	$32.68				ATM Issuance	2,250	—	2,250
					Equity Issuance	868	—	868
Equity Capitalization - Common Shares and OP Units	$2,879,958				Other	89	(65)	24
Preferred OP Units	14,670	[2]			Balance at 6/30/2016	74,773	4,363	79,136	72,896	71,859	77,899	76,872
Total Equity Capitalization	2,894,628		75%	76%	ATM Issuance	1,229	—	1,229
					Equity Issuance	4,830	—	4,830
Debt Capitalization					Other	31	110	141
Consolidated debt	1,505,669				Balance at 9/30/2016	80,863	4,473	85,336	78,626	74,214	83,163	79,138
Adjustment to reflect pro-rata share of debt	(525,543)				ATM Issuance	—	—	—
Total Debt Capitalization	980,126		25%	24%	Equity Issuance 4	2,732	57	2,789
					Other	2	(1)	1
Total Market Capitalization	$3,874,754		100%	100%	Balance at 12/31/2016	83,597	4,529	88,126

Notes:
1 Reflects debt net of:
Core Portfolio cash	$51,093
pro-rata share of Funds cash	7,469
for total cash netted against debt of	$58,562

2 Represents 188 Series A and 141,593 Series C Preferred OP Units convertible into 25,067 and 423,822 Common OP units, respectively multiplied by the Common Share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.
4 Fourth quarter equity issuance represents the final settlement of a forward equity transaction entered into in April.
[4] Represents partial settlement on forward equity transaction, of which 2.7 million shares remain to be issued, representing $95.0 million of gross proceeds available through April 2017.
[5] Less then 1% Preferred OP Units

	Market Capitalization [5]

Common Shares
71%
Common OP Units 4%
Fixed-Rate Debt 3 19%
Variable-Rate Debt 6%

Income Statements
(in thousands)
	Year ended	Three months ended
	December 31, 2016

CONSOLIDATED INCOME STATEMENT

Revenues
Rental income	$152,814	$43,328
Expense reimbursements	32,282	9,362
Other	4,843	1,431
Total Revenues	189,939	54,121

Operating Expenses
Depreciation and amortization	70,011	23,267
General and administrative	40,648	9,906
Real estate taxes	25,630	7,630
Property operating	24,244	8,547
Other operating	7,517	3,423
Total Operating Expenses	168,050	52,773

Operating income	21,889	1,348

Equity in earnings of unconsolidated affiliates	39,449	35,857
Interest income	25,829	6,531
Interest expense	(34,645)	(9,728)
Income from continuing operations before income taxes	52,522	34,008
Income tax benefit	105	228
Income from continuing operations before gain on disposition of properties	52,627	34,236
Gain on disposition of properties, net of tax	81,965	—
Net income	134,592	34,236
Net income attributable to noncontrolling interests	(61,816)	(14,415)
Net income attributable to Acadia	$72,776	$19,821

Income Statements - Consolidation 1
(in thousands)

	Year ended December 31, 2016	Three months ended December 31, 2016

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$141,803	$40,916
Percentage rents	442	49
Expense reimbursements - CAM	12,182	3,892
Expense reimbursements - Taxes	20,100	5,470
Other property income	2,430	976
Total Property Revenues	176,957	51,303

PROPERTY EXPENSES
Property operating - CAM	20,162	7,152
Other property operating (Non-CAM)	3,664	1,360
Real estate taxes	25,752	7,675
Total Property Expenses	49,578	16,187

NET OPERATING INCOME - PROPERTIES	127,379	35,116

OTHER INCOME (EXPENSE)
Interest income	25,579	6,531
Straight-line rent income	3,799	194
Above/below market rent	6,677	2,254
Interest expense 2	(30,275)	(7,681)
Amortization of finance costs	(3,204)	(1,179)
Above/below market interest expense	1,135	188
Asset and property management expense	(236)	(72)
Other income/(expense)	1,065	63
Transaction costs	(6,939)	(2,845)
Capital lease interest	(2,220)	(989)
CORE PORTFOLIO AND FUND INCOME	122,760	31,580

FEE INCOME
Asset and property management fees	773	238
Transactional fees 3	774	82
Income tax (provision)/benefit	106	229
Total Fee Income	1,653	549

General and Administrative 5	(41,226)	(10,484)

Depreciation and amortization	(69,396)	(23,094)
Non-real estate depreciation and amortization	(615)	(174)
Gain on disposition of properties	81,965	—
Income before equity in earnings and noncontrolling interests	95,141	(1,623)

Equity in earnings (losses) of unconsolidated affiliates	39,451	35,859
Noncontrolling interests	(61,816)	(14,415)

NET INCOME	$72,776	$19,821

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
2 Net of capitalized interest of $849 and $4,439 for the three and twelve months, respectively.
3 Consists of development, construction, leasing and legal fees.
4 Net of payments totaling $4,990 during the twelve months, under the Company's Long Term Investment Alignment Program.
5 Includes $4,200 relating to exective compensation relating to retirements of two exectuives during the year ending December 31, 2016.

Income Statements - Pro-rata Adjustments 1
(in thousands)

	Noncontrolling	Company's	Noncontrolling	Company's
	Interest in	Interest in	Interest in	Interest in
	Consolidated	Unconsolidated	Consolidated	Unconsolidated
	Subsidiaries 2	Subsidiaries 3	Subsidiaries 2	Subsidiaries 3

	Year ended December 31, 2016		Three months ended December 31, 2016

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$(37,572)	$30,487	$(11,023)	$8,444
Percentage rents	(345)	102	(38)	11
Expense reimbursements - CAM	(3,409)	2,969	(1,072)	1,173
Expense reimbursements - Taxes	(4,833)	5,697	(1,012)	1,510
Other property income	(934)	97	(479)	(95)
Total Property Revenues	(47,093)	39,352	(13,624)	11,043

PROPERTY EXPENSES
Property operating - CAM	(7,574)	3,146	(3,053)	1,269
Other property operating (Non-CAM)	(1,910)	972	(759)	299
Real estate taxes	(7,214)	6,308	(2,264)	1,728
Total Property Expenses	(16,698)	10,426	(6,076)	3,296

NET OPERATING INCOME - PROPERTIES	(30,395)	28,926	(7,548)	7,747

OTHER INCOME (EXPENSE)
Interest income	(4,928)	—	(1,562)	—
Straight-line rent income	(2,112)	1,641	(218)	203
Above/below market rent	(978)	908	(219)	193
Interest expense	11,052	(7,678)	2,455	(1,991)
Amortization of finance costs	1,961	(621)	773	(157)
Above/below market interest expense	(1)	82	(1)	21
Asset and property management expense	499	(886)	110	(264)
Other income/(expense)	(1,649)	434	(736)	36
Transaction costs	2,169	(337)	1,908	(10)
Capital lease interest	—	—	—	—
CORE PORTFOLIO AND FUND INCOME	(24,382)	22,469	(5,038)	5,778

FEE INCOME
Asset and property management fees	13,182	220	3,855	220
Transactional fees	5,890	—	1,587	—
Income tax (provision)/benefit	94	—	(4)	—
Total Fee Income	19,166	220	5,438	220

PROMOTE, RCP AND OTHER INCOME
Promote income from Funds, net	11,833	—	4,854	—
Total Promote, RCP and Other Income	11,833	—	4,854	—

General and Administrative	6,129	(115)	2,394	(2)

Depreciation and amortization	20,440	(18,473)	7,623	(6,195)
Gain on disposition of properties	(89,143)	35,332	(27,161)	36,058
Income before equity in earnings and noncontrolling interests	(55,957)	39,433	(11,890)	35,859

Noncontrolling interests 4	(4,443)	—	(1,102)	—

NET INCOME	$(60,400)	$39,433	$(12,992)	$35,859

Note:

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
2 Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.
3 Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

4 Represents income allocable to Operating Partnership Units.

Funds from Operations ("FFO") 1
(in thousands)

	Current		Previous
	Year-to-Date	Quarter	Quarter
	Period ended	3 months ended	3 months ended
Funds from operations ("FFO"):	December 31, 2016	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016

Net Income	$72,776	$19,821	$6,112	$17,918	$ 28,925
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)	67,446	21,666	16,340	14,112	15,328
Gain on disposition of properties (net of noncontrolling interest share)	(28,154)	(8,897)	—	(4,117)	(15,140)
Income attributable to noncontrolling interests'
share in Operating Partnership	5,002	1,245	376	1,249	1,994

FFO to Common Shareholders and Common OP Unit holders	$117,070	$33,835	$22,828	$29,162	$ 31,107

Add back: Transaction costs	5,107	947	3,230	718	212
Add back: Executive retirement charge	4,200	—	4,200	—	—
FFO before transaction costs and retirement charges	$126,377	$34,782	$30,258	$29,880	$31,319

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$117,070	$33,835	$22,828	$29,162	$ 31,107
Straight-line rent, net	(3,328)	(179)	(1,598)	(541)	(1,010)
Above/below market rent	(6,607)	(2,228)	(1,869)	(1,321)	(1,189)
Amortization of finance costs	1,864	563	599	296	406
Above/below market interest	(1,216)	(208)	(332)	(293)	(383)
Non-real estate depreciation	616	174	143	149	150
Leasing commissions	(2,252)	(387)	(1,726)	(122)	(17)
Tenant improvements	(9,477)	(2,305)	(3,063)	(1,880)	(2,229)
Capital expenditures	(1,074)	(265)	(414)	(111)	(284)
AFFO to Common Shareholders and Common OP Unit holders	$95,596	$29,000	$14,568	$25,339	$ 26,551

Total weighted average diluted shares and OP Units:	81,250	87,739	83,163	77,899	75,845

Diluted FFO per Common share and OP Unit:
FFO	$1.44	$0.39	$0.27	$ 0.37	$ 0.41
FFO before transaction costs and retirement charges	$1.55	$0.40	$0.36	$ 0.38	$ 0.41

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

EBITDA
(in thousands)

	Year-to-Date			Current Quarter
	Period ended December 31, 2016			Three months ended December 31, 2016
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total

NET INCOME	$46,482	$26,294	$72,776	$12,713	$7,108	$19,821

Adjustments:
Depreciation and amortization	61,852	6,193	68,045	19,304	2,536	21,840
Interest expense	24,619	2,282	26,901	6,592	625	7,217
Amortization of finance costs	1,258	606	1,864	318	245	563
Above/below market interest	(1,216)	—	(1,216)	(208)	—	(208)
Gain on disposition of properties	—	(28,154)	(28,154)	—	(8,897)	(8,897)
Transaction costs	4,453	654	5,107	371	576	947
Retirement charges	4,200	—	4,200	—	—	—
Provision for income taxes	(200)	—	(200)	(225)	—	(225)
Noncontrolling interest - OP	2,844	1,599	4,443	707	395	1,102

EBITDA	$144,292	$9,474	$153,766	$39,572	$2,588	$42,160

Core Portfolio
Same Property Performance 1
(in thousands)

	Year-to-Date			Quarter

	Period ended			Three months ended
			Change			Change
	December 31, 2016	December 31, 2015	Favorable/(Unfavorable)	December 31, 2016	December 31, 2015	Favorable/(Unfavorable)

Summary
Minimum rents	$100,921	$98,402	2.6%	$25,481	$24,935	2.2%
Expense reimbursements	25,056	25,944	(3.4)%	6,606	7,669	(13.9)%
Other property income	742	774	(4.1)%	176	151	16.6%

Total Revenue	126,719	125,120	1.3%	32,263	32,755	(1.5)%

Expenses
Property operating - CAM & Real estate taxes	29,702	30,571	2.8%	7,810	8,648	9.7%
Other property operating (Non-CAM)	1,321	2,019	34.6%	336	859	60.9%

Total Expenses	31,023	32,590	4.8%	8,146	9,507	14.3%

Same Property NOI - Core properties	$95,696	$92,530	3.4%	$24,117	$23,248	3.7%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	22,333	9,799		8,876	3,120
Core NOI 2	$118,029	$102,329		$32,993	$26,368

Other same property information
Physical Occupancy	96.4%	96.6%
Leased Occupancy	96.6%	97.0%

Notes:
1 The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
2 See "Income Statement - Consolidated."

Fee income by Fund
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year-to-date ended December 31, 2016
Asset and property management fees	$2,130	$3,232	$5,787	$2,459	$567	$ 14,175
Transactional fees	2,695	1,080	2,446	19	424	6,664
Total fees	$4,825	$4,312	$8,233	$2,478	$991	$ 20,839

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Current Quarter ended December 31, 2016
Asset and property management fees and priority distributions	$536	$773	$1,298	$1,571	$135	$ 4,313
Transactional fees	675	342	581	19	52	1,669
Total fees and priority distributions	$1,211	$1,115	$1,879	$1,590	$187	$ 5,982

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Previous Quarter ended September 30, 2016
Asset and property management fees and priority distributions	$520	$789	$1,376	$888	$135	$ 3,708
Transactional fees	576	339	837	—	57	1,809
Total management fees and priority distributions	$1,096	$1,128	$2,213	$888	$192	$ 5,517

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Previous Quarter ended June 30, 2016
Asset and property management fees	$540	$809	$1,521	$—	$140	$ 3,010
Transactional fees	729	162	396	—	207	1,494
Total fees	$1,269	$971	$1,917	$—	$347	$ 4,504

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Previous Quarter ended March 31, 2016
Asset and property management fees	$534	$861	$1,592	$—	$157	$ 3,144
Transactional fees	715	237	632	—	108	1,692
Total fees	$1,249	$1,098	$2,224	$—	$265	$ 4,836

Consolidated Balance Sheet
(in thousands)
	Notes	Consolidated
		Balance
		Sheet
	[1]	As Reported
ASSETS
Real estate
Land		$693,252	1 The Company currently invests in Funds II, III, IV & V and Mervyns I & II
Buildings and improvements		2,048,508	which are consolidated within the Company's financial statements.
Construction in progress		19,789
Properties under capital lease		76,965	2 The components of Net real estate under development are as follows:
		2,838,514
Less: accumulated depreciation		(287,066)
Operating real estate, net		2,551,448	Fund II	$443,013
Real estate under development, at cost	[2]	543,486	Fund III	50,451
Net investments in real estate		3,094,934	Fund IV	46,523
Notes receivable		276,163	Other	3,499
Investments in and advances to unconsolidated affiliates		272,028
Cash and cash equivalents		71,805	Total	$543,486
Restricted cash		22,904
Rents receivable, net		12,112
Straight-line rents receivable, net		31,730
Other assets, net		192,786
Assets of real estate held for sale		21,498

Total Assets		$3,995,960

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage and other notes payable		$1,055,728
Unsecured notes payable		432,990
Distributions in excess of income from, and investments in, unconsolidated affiliates		13,691
Accounts payable and other liabilities		208,672
Capital lease obligations		70,129
Dividends and distributions payable		36,625

Total Liabilities		1,817,835
Shareholders' equity:
Common shares		84
Additional paid-in capital		1,594,926
Accumulated other comprehensive loss		(798)
Distributions in excess of accumulated earnings		(5,635)
Total controlling interest		1,588,577
Noncontrolling interest in subsidiary		589,548
Total Shareholders' Equity		2,178,125

Total Liabilities and Shareholders' Equity		$3,995,960

Pro-Rata Balance Sheet Adjustments
(in thousands)
		Noncontrolling	Company's
		Interest in	Interest in
		Consolidated	Unconsolidated
	[1]	Subsidiaries 2	Subsidiaries 3
ASSETS
Real estate
Land		$(170,113)	$72,364
Buildings and improvements		(452,632)	278,403
Construction in progress		(11,783)	958
Properties under capital lease		—	—
		(634,528)	351,725
Less: accumulated depreciation		30,815	(28,431)
Operating real estate, net		(603,713)	323,294
Net real estate under development		(392,656)	4,018
Net investments in real estate		(996,369)	327,312
Notes receivable		(43,587)	—
Investments in and advances to unconsolidated affiliates		(79,940)	(190,390)
Cash and cash equivalents		(20,118)	6,875
Restricted cash		(14,232)	1,171
Rents receivable, net		(1,792)	2,783
Straight-line rents receivable, net		(9,364)	3,841
Other assets, net		(11,860)	18,067
Assets of real estate held for sale		(15,408)	—

Total Assets		$(1,192,670)	$169,659

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage and other notes payable		$(576,842)	$164,604
Unsecured notes payable		(103,508)	—
Distributions in excess of income from, and investments in, unconsolidated affiliates		—	(13,691)
Accounts payable and other liabilities		(55,331)	18,746

Total Liabilities		(735,681)	169,659

Noncontrolling interest in subsidiary		(456,989)	—
Total Shareholders' Equity		(456,989)	—

Total Liabilities and Shareholders' Equity		$(1,192,670)	$169,659

Note:
1 The Company currently invests in Funds II, III, IV & V and Mervyns I & II which are consolidated within the Company's financial statements.
2 Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities
3 Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Structured Financing Portfolio
(in thousands)

	September 30, 2016			Current Period					Stated	Effective
	Principal	Accrued				Current	Accrued	Balance at	Interest	Interest	Maturity
Investment	Balance	Interest	Total	Advances	Repayments	Principal	Interest	December 31, 2016	Rate	Rate 1	Dates

First mortgage notes	$206,400	$3,505	$209,905	$—	$—	$206,400	$5,173	$211,573	7.91%	7.95%	2017 to 2019

Mezzanine, preferred equity and other notes	10,000	44	10,044	—	—	10,000	39	10,039	8.00%	8.67%	2019

Total notes receivable	$216,400	$3,549	$219,949	$—	$—	$216,400	$5,212	$221,612	7.91%	7.98%

Notes:
1 Inclusive of points and exit fees.

Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above						$216,400
Other loans (pro-rata share)						16,176

Total Pro-rata Notes Receivable						$232,576

Transactional Activity
(in thousands)

Core Portfolio							Funds

		Acadia							Fund		Acadia
Property Name	Transaction Price	Ownership %	Acadia Share	Month of Transaction	Location	Key Tenants	Property Name	Transaction Price	Ownership %	Fund Share	Share	Month of Transaction	Location	Key Tenants

							Fund IV:

Gotham Plaza 1	$79,163	49%	$38,790	January	Manhattan, NY	Bank of America, The Children's Place	1964 Union Street	$2,250	90%	$2,025	$468	January	San Francisco, CA	—
991 Madison Avenue 2	76,628	100%	76,628	March	Manhattan, NY	Vera Wang, Perrin Paris	Restaurants at Fort Point	11,500	100%	11,500	2,659	January	Boston, MA	—
165 Newbury Street	6,250	100%	6,250	May	Boston, MA	Starbucks	Wake Forest Crossing	36,600	100%	36,600	8,462	September	Wake Forest, NC	Lowes Foods, TJ Maxx, Ross Dress
Georgetown Portfolio (2016) 3	338,000	20%	67,600	June	Washington, DC	Sephora, Lululemon, North Face	Northeast Grocery Portfolio	83,400	100%	83,400	19,282	October	Maine/Pennsylvania/New York	Shaw's, Hannaford, Ashley Furniture
Sullivan Center	146,939	100%	146,939	August	Chicago, IL	Target, DSW	717 N. Michigan Avenue	104,000	100%	104,000	24,045	December	Chicago, IL	Disney Store
Smithfield Portfolio	150,000	100%	150,000	August/September	Chicago, IL	Walgreens, Nordstrom Rack, H & M
555 9th Street	140,586	100%	140,586	November	San Francisco, CA	Bed, Bath & Beyond, Nordstrom Rack

Total	$937,566		$626,793				Total	$237,750		$237,525	$54,916

		Dispositions

							Fund III:

							Cortlandt Town Center	165,000	100%	165,000	65,390	January/December	Mohegan Lake, NY	—
							Heritage Shops	46,500	100%	46,500	18,428	April	Chicago, IL	—

								$211,500		$211,500	$83,818

														Extension
		Structured Finance Investments										Month of Transaction	Location	Options

	Fund IV	Principal	Interest Rate	Maturity Date

	900 W. Randolph Street	$14,000	15%	February, 2021	February	Chicago, IL	2 x 12 mos.
	Windham	9,000	6%	April, 2017	October	North Windham, ME	1 x 6 mos.

Notes:

1 Acquired a 49% interest in this property for $38,790. The $79,163 represents the total value of the property at the time of our transaction.
2 Acquired a 49-year master lease interest in this property. The lease position has been capitalized for the Company's financial statements at a total value of $76,628 which consists of a $7,000 upfront payment in addition to the present value of future annual master lease rent obligations.

3 Acquired a 20% interest in this portfolio for $67,600 which is comprised of cash of $47,600 and our proportionate share of assumed debt of $20,000. The $338,000 represents the total value of the portfolio at the time of our transaction.

2017 Annual Guidance
Note: 2017 FFO and EPS guidance and comparable 2016 results are before acquisition and other costs

(in millions except per share amounts, all per share amounts are fully diluted)
	2017 Guidance	2016 Actual	Notes
Summary:

Funds from Operations ("FFO") per share (before acquisition and other costs)	$1.44 to $1.54	$1.55	'- Before 2016 acquisition and retirement costs, which totaled
			$0.06 and $0.05 per share, respectively

Earnings per Share ("EPS") (before acquisition and other costs)	$0.58 to $0.63	$1.05

FFO Components:

Core and pro-rata share of Fund portfolio income (before acquisition and other costs)	$142.0 to $151.5	$125.9	'- 2016 acquisition and retirement costs totaled
			$5.1 million and $4.2 million, respectively
Fund fee income, net of taxes	$20.9 to $22.9	$21.1

Other Fund and transactional income	$0.5 to $0.5	$10.4	'- Net of projected payments under the Company's Long-Term Fund Investment Alignment Program ("FIAP")

General and administrative expense	$(32.5) to $(33.0)	$(31.0)

FFO	$130.9 to $141.9	$126.4

Additional Guidance Assumptions:

Fully diluted Common Shares and OP Units - weighted average	91,000 to 92,000	81,250

Same property net operating income ("NOI") growth	0.0% to 2.0%

Core acquisitions	$300.0 to $500.0

Fund acquisitions	$200.0 to $600.0

Net Asset Valuation Information
(in thousands)

	CORE			FUND II				FUND III				FUND IV
				Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly		Annualized (x4)	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income	$33,014	[1]	$132,056	$1,392	$5,568	28.33%	$1,577	$1,892	$7,568	39.63%	$2,999	$6,242	$24,968	23.12%	$5,773
Less:
(Income)/ loss from properties sold or under contract	—		—	—	—		—	(1,104)	(4,416)		(1,750)	(113)	(452)		(105)
(Income)/ loss from pre-stabilized assets 2	—		—	(786)	(3,144)		(891)	(619)	(2,476)		(981)	(3,117)	(12,468)		(2,883)
(Income)/ loss from development projects 3	(155)		(620)	—	—		—	—	—		—	(213)	(852)		(197)
Net Operating Income of stabilized assets	32,859		131,436	606	2,424		687	169	676		268	2,799	11,196		2,589

Assets under contract for sale, net of debt									$18,750		$7,431		$10,570		$2,444

Costs to Date
Pre-stabilized assets 2			$—		$73,998		$20,964		$66,008		$26,159		$140,280		$32,433
Development projects 3			11,924		444,500		125,927		44,400		17,596		282,800		65,383

Total Costs to Date			11,924		518,498		146,890		110,408		43,755		423,080		97,816

Debt			$738,755		$412,292		$110,134		$93,462		$29,204		$455,195		$102,033

Notes:
1 Does not include a full quarter of NOI for those assets purchased during the fourth quarter 2016. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
2 Consists of the following projects:
Fund II:
161st Street
Fund III:
640 Broadway
654 Broadway
Nostrand
Fund IV:
2819 Kennedy Blvd
Paramus Plaza
17 East 71st Street
1035 Third Avenue
1151 Third Avenue
Eden Square
3 See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended December 31,		Period ended December 31,			Three months ended December 31,	Three months ended September 30,

	2016	2015	2016	2015		2016	2016
COVERAGE RATIOS 1					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA 2 divided by:	$39,572	$29,763	$144,292	$120,431	Debt + Preferred Equity (Preferred O.P. Units)	$994,796	$ 919,997
Interest expense	6,592	5,930	24,619	24,092	Total Market Capitalization	3,874,754	4,012,574
Principal Amortization	1,281	1,184	4,407	5,174	Debt+Preferred Equity/Total Market Capitalization	26%	23%
Preferred Dividends 3	143	13	560	31
Fixed-Charge Coverage Ratio - Core Portfolio	4.9x	4.2x	4.9x	4.1x	Debt 6	$936,234	$ 879,307
					Total Market Capitalization	3,816,192	3,971,884
EBITDA divided by:	$42,160	$31,781	$153,766	$130,184	Net Debt+Preferred Equity/Total Market Capitalization	25%	22%
Interest expense	7,217	6,466	26,901	26,203
Principal Amortization	1,284	1,339	4,983	5,859	Debt/EBITDA Ratios
Preferred Dividends	143	13	560	31
Fixed-Charge Coverage Ratio - Core Portfolio					Debt	$738,755	$ 683,329
and Funds	4.9x	4.1x	4.7x	4.1x	EBITDA (Annualized) 7	165,267	154,036
					Debt/EBITDA - Core Portfolio	4.5x	4.4x
Payout Ratios
					Debt 5	$687,662	$649,581
Dividends declared (per share/OP Unit) 4	$0.26	$0.25	$1.01	$0.97	EBITDA (Annualized) 7	165,267	154,036
					Net Debt/EBITDA - Core Portfolio	4.2x	4.2x
Dividends (Shares) & Distributions (OP Units) declared	$23,229	$18,776	$84,404	$71,888
FFO	33,835	25,378	117,070	111,560	Debt 4	$980,126	$ 904,511
FFO Payout Ratio	69%	74%	72%	64%	EBITDA (Annualized) 7	175,619	161,424
FFO Payout Ratio before acquisition costs	67%	73%	69%	60%	Debt/EBITDA - Core Portfolio and Funds	5.6x	5.6x

Dividends (Shares) & Distributions (OP Units) paid	$23,229	$18,776	$84,404	$71,888	Debt 6	$921,564	$ 863,821
AFFO	29,000	20,805	95,596	90,441	EBITDA (Annualized) 7	175,619	161,424
AFFO Payout Ratio	80%	90%	88%	79%	Net Debt/EBITDA - Core Portfolio and Funds	5.2x	5.4x
AFFO Payout Ratio before acquisition costs	78%	89%	84%	74%

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
					Reconciliation of EBTIDA to Adjusted EBITDA
2 See page 10 for a calculation of EBITDA.
3 Represents preferred distributions on Preferred Operating partnership Units.					Core EBITDA as reported	$39,572
4 Does not include special dividends of $0.15 for 4Q and YTD 2016 or $0.25 for 4Q and YTD 2015.
5 Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.					Annualized	158,288
6 Reflects debt net of the current Core Portfolio cash balance at end of period.					Less: Q4 net Promote	(3,420)
7 Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.					Add: Annualized net Promote	10,399

8 Annualized EBITDA is adjusted to include the amount of net Promote income earned during 2016.
	Adjusted Annualized Core EBITDA	165,267

	Add in Funds	10,352

	Adjusted Annualized EBITDA Core and Funds	$175,619

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to Consolidated Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest		Interest Share of	Unconsolidated	Debt
Unsecured Debt	Balance	Rate	Balance	Rate	Balance	Rate		Consolidated Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$248,806	3.7%	$—	n/a	$248,806	3.7%	25%	$—	$—	$248,806
Variable-Rate Debt	51,194	1.6%	31,128	2.8%	82,322	2.0%	8%	103,508	—	185,830
							33%
Mortgage and Other Notes Payable

Fixed-Rate Debt 1	406,755	4.1%	77,541	4.4%	484,296	4.2%	50%	244,335	(106,694)	621,937
Variable-Rate Debt	32,000	3.2%	132,702	3.2%	164,702	3.2%	17%	343,310	(58,916)	449,096
							67%

Total	$738,755	3.8%	$241,371	3.5%	$980,126	3.7%	100%	$691,153	$(165,610)	1,505,669
Unamortized premium										1,336
Unamortized loan costs										(18,287)
										$1,488,718

Notes:
1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

	Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	December 31, 2016	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine 2	$26,250	22.2%	$5,833	5.99%	7/1/2016	None
Merrillville Plaza	24,779	100.0%	24,779	5.88%	8/1/2017	None
Bedford Green	28,697	100.0%	28,697	5.10%	9/5/2017	None
163 Highland Avenue	9,359	100.0%	9,359	4.66%	2/1/2024	None
Crossroads Shopping Center	67,500	49.0%	33,075	3.94%	10/6/2024	None
555 9th Street	60,000	100.0%	60,000	3.99%	1/1/2025	None
840 N. Michigan	73,500	88.4%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio (2008 Investment)	17,246	50.0%	8,623	4.72%	12/10/2027	None
State & Washington	25,485	100.0%	25,485	4.40%	9/5/2028	None
239 Greenwich Avenue	27,000	75.0%	20,250	3.88%	1/10/2029	None
North & Kingsbury	13,292	100.0%	13,292	4.01%	11/5/2029	None
151 North State Street	14,464	100.0%	14,464	4.03%	12/1/2029	None
Concord & Milwaukee	2,874	100.0%	2,874	4.40%	6/1/2030	None
California & Armitage	2,675	100.0%	2,675	5.89%	4/15/2035	None
Unsecured interest rate swaps 1	248,806	100.0%	248,806	3.74%	Various
Secured interest rate swaps 1	103,183	89.5%	92,353	3.03%	Various

Sub-Total Fixed-Rate Debt	745,110		655,561	3.97%

Secured Variable-Rate Debt
664 N. Michigan	41,846	100.0%	41,846	Libor + 165	6/28/2018	1 x 60 mos.
4401 N. White Plains Road	5,884	100.0%	5,884	Libor + 190	9/1/2022	None
28 Jericho Turnpike	14,869	100.0%	14,869	Libor + 190	1/23/2023	None
60 Orange Street	7,769	98.0%	7,614	Libor + 175	4/3/2023	None
Gotham Plaza	20,931	49.0%	10,256	Libor + 160	6/10/2023	None
Georgetown Portfolio (2016 Investment)	160,000	20.0%	32,000	Libor + 170	8/1/2023	None
330-340 River Street	11,884	100.0%	11,884	Libor + 170	6/1/2026	None
Secured interest rate swaps 1	(103,183)	89.5%	(92,353)	Libor + 143

Unsecured Variable-Rate Debt
Unsecured Line of Credit 3	—	100.0%	—	Libor + 140	6/27/2020	2 x 6 mos.
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	7/2/2020	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	1/4/2021	None
Unsecured Term Loan	150,000	100.0%	150,000	Libor + 130	6/27/2021	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 160	12/18/2022	None
Unsecured interest rate swaps 1	(248,806)	100.0%	(248,806)	Libor + 143

Sub-Total Variable-Rate Debt	211,194		83,194	Libor + 157

Total Debt - Core Portfolio	$956,304		$738,755	3.77%

Portfolio Debt - Detail (continued)
(in thousands)
		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	December 31, 2016	Percent	Amount	Rate	Date	Options
Funds
Fixed-Rate Debt
216th Street 4	Fund II	$25,500	28.1%	$7,159	5.80%	10/1/2017	None
CityPoint 4	Fund II	19,000	25.4%	4,824	1.25%	12/23/2017	None
CityPoint 4,5	Fund II	5,262	26.7%	1,403	1.00%	8/23/2019	None
CityPoint 4	Fund II	200,000	26.7%	53,341	4.75%	5/29/2020	None
1964 Union Street 4	Fund IV	1,463	20.8%	304	3.80%	10/1/2025	None
2207 Fillmore Street 4	Fund IV	1,120	20.8%	233	4.50%	10/31/2025	None
2208-2216 Fillmore Street 4	Fund IV	5,606	20.8%	1,166	3.40%	6/1/2026	None
1861 Union Street 4	Fund IV	2,315	20.8%	482	3.40%	6/1/2026	None
Interest rate swaps 1	Funds II & IV	34,288	25.2%	8,629	3.41%	Various
Sub-Total Fixed-Rate Debt		294,554		77,541	4.38%

Variable-Rate Debt
1701 Belmont Avenue 4,8	Fund IV	2,936	22.8%	669	Prime + 50	1/31/2017	None
Acadia Strategic Opportunity IV LLC	Fund IV	40,116	23.1%	9,275	Libor + 275	2/9/2017	1 x 6 mos.
654 Broadway	Fund III	8,615	39.6%	3,414	Libor + 188	3/1/2017	2 x 12 mos.
Arundel Plaza 4	Fund III	10,000	35.7%	3,567	Libor + 200	4/8/2017	1 x 12 mos.
New Hyde Park Shopping Center	Fund III	10,760	39.6%	4,264	Libor + 185	5/1/2017	2 x 12 mos.
938 W. North Avenue	Fund IV	12,500	23.1%	2,890	Libor + 235	5/1/2017	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	94,520	23.1%	21,853	Libor + 165	5/18/2017	None
1151 Third Avenue	Fund IV	12,481	23.1%	2,886	Libor + 175	6/3/2017	2 x 12 mos.
CityPoint 4	Fund II	20,000	26.7%	5,334	Libor + 170	8/23/2017	None
210 Bowery	Fund IV	5,133	23.1%	1,187	Libor + 275	10/15/2017	1 x 12 mos.
Promenade at Manassas 4	Fund IV	25,000	22.8%	5,696	Libor + 170	11/19/2017	1 x 12 mos.
2819 Kennedy Boulevard 4	Fund IV	8,430	22.8%	1,921	Libor + 215	12/9/2017	2 x 12 mos.
Eden Square 4	Fund IV	16,000	22.8%	3,646	Libor + 200	12/17/2017	1 x 12 mos.
CityPoint 4	Fund II	62,000	25.4%	15,742	Sifma + 160	12/23/2017	None
230/240 W. Broughton	Fund IV	10,041	11.6%	1,161	Libor + 300	5/1/2018	None
Nostrand Avenue	Fund III	11,137	39.6%	4,414	Libor + 265	5/1/2018	2 x 12 mos.
Sherman Plaza	Fund II	14,250	28.1%	4,001	Libor + 325	7/1/2018	1 x 12 mos.
Paramus Plaza 4	Fund IV	14,099	11.6%	1,630	Libor + 170	2/20/2019	None
Lake Montclair	Fund IV	14,509	23.1%	3,354	Libor + 215	5/1/2019	None
146 Geary Street	Fund IV	27,700	23.1%	6,404	Libor + 340	7/14/2019	2 x 12 mos.
Broughton Street Portfolio	Fund IV	30,000	23.1%	6,936	Libor + 300	11/8/2019	1 x 12 mos.
161st Street 4	Fund II	46,500	28.1%	13,055	Libor + 250	12/2/2019	2 x 12 mos.
717 N. Michigan Avenue	Fund IV	63,900	23.1%	14,774	Libor + 395	12/9/2019	2 x 12 mos.
640 Broadway 4	Fund III	48,470	25.0%	12,125	Libor + 465	1/9/2020	2 x 12 mos.
17 E. 71st Street	Fund IV	19,000	23.1%	4,393	Libor + 190	6/9/2020	None
1035 Third Avenue	Fund IV	41,826	23.1%	9,670	Libor + 235	1/27/2021	None
Restaurants at Fort Point	Fund IV	6,500	23.1%	1,503	Libor + 235	8/25/2021	None
CityPoint 4	Fund II	19,780	26.7%	5,275	Libor + 139	11/1/2021	None
3104 M Street 4,6	Fund III	4,480	31.7%	1,420	Prime + 50	12/10/2021	None
Interest rate swaps 1	Funds II & IV	(34,288)	25.2%	(8,629)	Libor + 247
Sub-Total Variable-Rate Debt		666,395		163,830	Libor + 246
Total Debt - Funds		$960,949		$241,371	3.50%
Total Debt - Core Portfolio and Funds		$1,917,253		$980,126	3.71%

Portfolio Debt - Notes
(in thousands)

1 The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements
2 This loan is in default as of December 31, 2016 and is accruing interest at the default rate of 11%.
3 This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of December 31, 2016, the interest rate is LIBOR + 140 basis points.
4 Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5 This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for $1 at the end of the term.
6 Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

Future Debt Maturities 1
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Pro-rata Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2017	$5,540	$79,173	$84,713	$4,963	$58,756	$63,719	5.51%	5.51%	n/a
2018	5,258	40,058	45,316	4,214	40,058	44,272	2.27%	n/a	2.27%
2019	5,349	—	5,349	4,153	—	4,153	n/a	n/a	n/a
2020	5,592	50,000	55,592	4,344	50,000	54,344	1.92%	n/a	1.92%
2021	5,838	200,000	205,838	4,533	200,000	204,533	1.92%	n/a	1.92%
Thereafter	29,490	530,006	559,496	24,615	343,119	367,734	3.50%	4.17%	2.31%
Total	$57,067	$899,237	$956,304	$46,822	$691,933	$738,755

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Pro-rata Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2017	$4,154	$370,614	$374,768	$1,067	$93,749	$94,816	2.64%	3.66%	2.44%
2018	1,613	34,908	36,521	363	9,369	9,732	3.57%	n/a	3.57%
2019	2,008	200,067	202,075	382	47,239	47,621	3.66%	1.00%	3.74%
2020	1,036	267,137	268,173	249	69,782	70,031	4.70%	4.75%	4.55%
2021	290	50,105	50,395	77	11,971	12,048	3.10%	n/a	3.10%
Thereafter	879	28,138	29,017	234	6,889	7,123	2.51%	3.57%	2.01%
Total	$9,980	$950,969	$960,949	$2,372	$238,999	$241,371

Note:
1 Does not include any applicable extension options

Core Portfolio Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft, Harley Davidson	2013	100.0%	18,141	—	—	18,141	100.0%	—	—	100.0%	100.0%	$4,497,482	$247.92
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—	—	100.0%	100.0%	7,610,395	87.34
Rush and Walton Streets Collection - 6 properties	Lululemon, Brioni, BHLDN, Marc Jacobs	2011/12	100.0%	41,533	—	—	41,533	100.0%	—	—	100.0%	100.0%	6,633,831	159.72
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—	—	100.0%	100.0%	1,995,310	43.13
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	23,531	—	—	23,531	95.6%	—	—	95.6%	95.6%	1,281,730	57.00
Halsted and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	44,658	—	—	44,658	95.2%	—	—	95.2%	95.2%	1,879,494	44.21
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt, Chase Bank	2011/14	100.0%	22,125	—	28,836	50,961	100.0%	—	68.3%	82.1%	82.1%	1,697,089	40.57
State and Washington	H & M, Nordstrom Rack	2016	100.0%	78,819	—	—	78,819	100.0%	—	—	100.0%	100.0%	2,969,482	37.67
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—	—	100.0%	100.0%	1,300,000	47.47
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700	100.0%	—	—	100.0%	100.0%	1,576,809	37.81
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—	—	100.0%	100.0%	393,276	30.01
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—	—	75.1%	75.1%	75.1%	626,417	45.66
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—	—	63.4%	63.4%	63.4%	701,982	29.15
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	98.6%	—	—	98.6%	98.6%	6,367,775	36.65
				620,572	—	85,106	705,678	99.1%	—	67.6%	95.3%	95.3%	39,531,072	58.79
New York Metro
83 Spring Street	Paper Source	2012	100.0%	3,000	—	—	3,000	100.0%	—	—	100.0%	100.0%	686,272	228.76
152-154 Spring Street	—	2014	100.0%	2,936	—	—	2,936	100.0%	—	—	100.0%	100.0%	2,275,971	775.19
15 Mercer Street	3 X 1 Denim	2011	100.0%	3,375	—	—	3,375	100.0%	—	—	100.0%	100.0%	431,250	127.78
5-7 East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467	100.0%	—	—	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,773	—	—	5,773	86.3%	—	—	86.3%	86.3%	2,156,703	433.14
61 Main Street	Chicos	2014	100.0%	3,400	—	—	3,400	100.0%	—	—	100.0%	100.0%	351,560	103.40
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—	—	100.0%	100.0%	866,365	76.33
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—	100.0%	—	100.0%	100.0%	625,000	48.21
Bartow Avenue	Sleepy's	2005	100.0%	—	—	14,590	14,590	—	—	100.0%	100.0%	100.0%	478,227	32.78
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—	—	100.0%	100.0%	1,513,516	91.43

252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	7,986	—	—	7,986	100.0%	—	—	100.0%	100.0%	1,308,431	163.84
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—	100.0%	100.0%	100.0%	100.0%	951,287	23.59
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—	—	100.0%	100.0%	723,607	356.28
313-315 Bowery 2	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—	—	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	13,838	—	—	13,838	100.0%	—	—	100.0%	100.0%	2,133,910	154.21
131-135 Prince Street	Folli Follie, Uno De 50	2014	100.0%	3,200	—	—	3,200	100.0%	—	—	100.0%	100.0%	1,307,412	408.57
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—	—	100.0%	100.0%	100.0%	1,059,282	36.38
991 Madison Avenue	Vera Wang, Perrin Paris	2016	100.0%	7,513	—	—	7,513	65.6%	—	—	65.6%	65.6%	1,508,050	306.08
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975	—	100.0%	93.7%	97.0%	97.0%	2,965,970	30.59
Gotham Plaza	Bank of America, Children's Place	2016	49.0%	—	—	26,180	26,180	—	—	91.6%	91.6%	91.6%	1,471,167	61.35
				99,022	86,950	136,193	322,165	96.6%	100.0%	96.2%	97.3%	97.3%	24,593,154	78.43
San Francisco Metro
City Center	City Target, Best Buy	2015	100.0%	—	174,311	30,337	204,648	—	100.0%	82.9%	97.5%	98.1%	7,657,875	38.39
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—	100.0%	100.0%	100.0%	100.0%	6,013,669	40.41
				—	294,173	59,307	353,480	—	100.0%	91.3%	98.5%	98.9%	13,671,544	39.25
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	20,669	—	—	20,669	91.9%	—	—	91.9%	100.0%	1,125,162	59.26
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	—	24,996	32,533	57,529	—	100.0%	100.0%	100.0%	100.0%	1,735,379	30.17
M Street and Wisconsin Corridor - 24 Properties 3	Lululemon, North Face, Coach	2011/16	25.4%	242,582	—	—	242,582	93.0%	—	—	93.0%	93.0%	17,076,374	75.71
				263,251	24,996	32,533	320,780	92.9%	100.0%	100.0%	94.2%	94.7%	19,936,915	66.00
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—	100.0%	100.0%	100.0%	100.0%	1,200,045	22.13
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—	—	100.0%	100.0%	254,153	242.05
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,454,198	26.31

Total Street and Urban Retail				983,895	446,919	326,565	1,757,379	97.2%	100.0%	88.4%	96.3%	96.4%	$99,186,883	$58.63

Acadia Share Total Street and Urban Retail				788,572	446,919	313,213	1,548,704	98.2%	100.0%	88.2%	96.7%	96.9%	$84,736,303	$56.58

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

613-623 West Diversey Parkway is not yet stabilized assets and is not reflected above.
[2] Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3 Excludes 94,000 of office GLA.

Core Portfolio Retail Properties - Detail [1] (continued)
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	86,460	149,070	—	100.0%	95.3%	97.3%	97.3%	$3,870,422	$26.69
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—	100.0%	85.9%	92.2%	92.2%	1,385,256	14.37
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—	100.0%	—	100.0%	100.0%	695,000	6.83

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—	—	98.1%	98.1%	98.1%	2,816,751	32.96
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,075	123,339	—	100.0%	75.3%	90.6%	90.6%	2,837,192	25.40
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—	100.0%	100.0%	100.0%	100.0%	2,059,483	32.54
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,754	97,806	—	100.0%	95.4%	97.9%	100.0%	1,270,976	13.28
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—	100.0%	—	100.0%	100.0%	1,391,500	25.30
Crossroads Shopping Center	Home Goods, PetSmart, Kmart, DSW	1998	49.0%	—	202,727	108,812	311,539	—	100.0%	77.4%	92.1%	92.1%	6,685,878	23.30
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—	100.0%	100.0%	100.0%	100.0%	2,140,344	8.37
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—	100.0%	—	100.0%	100.0%	1,650,000	17.12
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—	100.0%	68.7%	81.8%	81.8%	2,370,392	31.99

Connecticut
Town Line Plaza 2	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—	100.0%	93.6%	98.7%	98.7%	1,753,152	16.49

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—	100.0%	43.7%	95.7%	95.7%	1,186,018	9.54
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—	100.0%	85.7%	96.0%	96.0%	1,880,513	8.98
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—	100.0%	—	100.0%	100.0%	591,861	29.00
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—	100.0%	—	100.0%	100.0%	1,275,673	31.49

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—	100.0%	100.0%	100.0%	100.0%	2,046,885	20.14

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—	100.0%	90.0%	95.2%	95.2%	1,146,315	12.15

Indiana

Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—	100.0%	93.4%	96.8%	96.8%	3,301,079	14.44

Michigan
Bloomfield Town Square	Best Buy, Home Goods,	1998	100.0%	—	153,839	81,947	235,786	—	100.0%	83.9%	94.4%	94.4%	3,320,083	14.91
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us	1999	100.0%	—	58,185	65,150	123,335	—	100.0%	67.4%	82.8%	82.8%	1,396,788	13.69

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	—	775,803	48,608	824,411	—	94.0%	80.0%	93.1%	93.1%	12,480,721	16.25
	Target, Dick's Sporting Goods			—
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	22.2%	—	42,850	59,197	102,047	—	100.0%	97.8%	98.7%	100.0%	2,962,290	29.41
Naamans Road	—	2006	100.0%	—	—	19,984	19,984	—	—	75.0%	75.0%	75.0%	637,701	42.55

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—	100.0%	100.0%	100.0%	100.0%	850,978	5.45
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—	100.0%	86.2%	97.7%	100.0%	1,255,941	7.32
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—	—	100.0%	100.0%	100.0%	930,489	24.72
Abington Towne Center 3	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—	100.0%	70.4%	95.7%	95.7%	1,054,026	21.38

Total Suburban Properties				—	3,375,703	1,210,884	4,586,587	—	98.6%	86.6%	95.5%	95.6%	$67,487,986	$16.37

Acadia Share Total Suburban Properties				—	2,633,530	1,071,539	3,705,069	—	98.1%	86.9%	95.9%	96.1%	$52,052,714	$15.78

TOTAL CORE PROPERTIES				983,895	3,822,622	1,537,449	6,343,966	97.2%	98.8%	87.0%	95.7%	95.8%	$166,674,869	$28.66

Acadia Share Total Core Properties				788,572	3,081,499	1,385,802	5,253,773	98.2%	99.6%	87.1%	96.2%	96.3%	$136,789,017	$28.52

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

[2] Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
[3] Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) 1

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

Target	3	302,586	$6,979,025	5.8%	5.1%

H & M	2	80,386	5,309,815	1.5%	3.9%

Royal Ahold 2	4	207,513	3,639,387	3.9%	2.7%

Best Buy	2	86,686	3,594,913	1.6%	2.6%

Walgreens	5	78,254	3,468,966	1.5%	2.5%

Nordstrom Rack	2	84,057	3,339,492	1.6%	2.4%

Albertsons Companies 3	3	171,182	3,154,331	3.3%	2.3%

Ascena Retail Group 4	5	23,233	2,502,539	0.4%	1.8%

Bed, Bath, and Beyond5	3	95,448	2,387,812	1.8%	1.7%

Verizon	2	31,371	2,384,931	0.6%	1.7%

LA Fitness	2	100,000	2,336,500	1.9%	1.7%

TJX Companies 6	8	209,198	2,049,901	4.0%	1.5%
Trader Joes	3	32,351	1,935,311	0.6%	1.4%
Home Depot	3	312,718	1,893,791	6.0%	1.4%
Lululemon	2	5,349	1,551,835	0.1%	1.1%
Gap	3	28,643	1,467,852	0.5%	1.1%
Kate Spade	2	4,250	1,420,557	0.1%	1.0%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,395,401	0.6%	1.0%
JP Morgan Chase	7	28,715	1,382,832	0.5%	1.0%
DSW	2	35,842	1,287,260	0.7%	0.9%
TOTAL	66	1,949,279	$53,482,451	37.0%	38.8%

Note:
1 Does not include tenants that operate at only one Acadia Core location.
2 Stop and Shop (4)
3 Shaw's (2), Acme (1)
4 Ann Taylor Loft (2), Catherines (1), Dress Barn (1), Lane Bryant (1)
5 Bed Bath and Beyond (2), Christmas Tree Shops (1)
6 TJMaxx (5), Marshalls (1), HomeGoods (2)

Core Portfolio Lease Expirations

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M 1	1	4,224	0.4%	112.39	0.7%	—	—	—	$—	—	9	27,410	2.0%	$16.38	1.1%	10	31,634	0.5%	$29.20	0.6%
2017	14	50,146	5.2%	96.02	6.6%	7	321,386	9.1%	11.53	6.9%	51	202,136	15.1%	31.46	15.9%	72	573,668	9.9%	25.94	8.9%
2018	8	63,514	6.6%	59.42	5.2%	8	472,193	13.4%	18.12	16.0%	60	187,118	14.0%	30.85	14.4%	76	722,825	12.4%	25.04	10.9%
2019	12	67,669	7.1%	77.14	7.1%	9	334,577	9.5%	8.87	5.5%	33	103,514	7.7%	24.75	6.4%	54	505,760	8.7%	21.25	6.4%
2020	14	47,751	5.0%	98.46	6.4%	9	488,606	13.9%	12.49	11.4%	28	88,311	6.6%	25.19	5.6%	51	624,668	10.7%	20.86	7.8%
2021	23	131,030	13.7%	57.20	10.3%	14	599,685	17.0%	14.43	16.2%	44	187,786	14.0%	24.61	11.5%	81	918,501	15.8%	22.62	12.5%
2022	10	59,937	6.3%	82.03	6.7%	2	69,837	2.0%	26.15	3.4%	22	91,844	6.9%	29.23	6.7%	34	221,618	3.8%	42.54	5.7%
2023	10	111,830	11.7%	81.19	12.4%	5	205,067	5.8%	17.92	6.9%	14	80,049	6.0%	29.34	5.9%	29	396,946	6.8%	38.05	9.1%
2024	14	95,778	10.0%	79.77	10.5%	7	330,390	9.4%	20.41	12.6%	22	107,453	8.0%	29.17	7.8%	43	533,621	9.2%	32.83	10.5%
2025	11	44,800	4.7%	101.72	6.2%	6	178,571	5.1%	18.57	6.2%	25	82,693	6.2%	40.24	8.3%	42	306,064	5.3%	36.60	6.7%
2026	12	46,392	4.9%	78.82	5.0%	2	32,570	0.9%	17.71	1.1%	12	57,223	4.3%	32.23	4.6%	26	136,185	2.3%	44.63	3.6%
Thereafter	16	233,131	24.4%	71.62	22.9%	9	487,972	13.9%	15.29	13.8%	13	121,994	9.2%	38.79	11.8%	38	843,097	14.6%	34.27	17.3%
Total	145	956,202	100.0%	$76.37	100.0%	78	3,520,854	100.0%	$15.22	100.0%	333	1,337,531	100.0%	$29.95	100.0%	556	5,814,587	100.0%	$28.66	100.0%

							254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		27,693	Total Vacant				46,852	Total Vacant				199,918	Total Vacant				274,463	Total Vacant
		983,895	Total Square Feet				3,822,622	Total Square Feet				1,537,449	Total Square Feet				6,343,966	Total Square Feet

Note:
1 Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads 1

	Period ended		3 months ended		3 months ended		3 months ended		3 months ended
	December 31, 2016		December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016
	GAAP 3	Cash 2	GAAP3	Cash2	GAAP 3	Cash 2	GAAP 3	Cash 2	GAAP 3	Cash 2
New leases
Number of new leases executed	18		3		4		8		3
GLA	73,453		6,393		14,444		36,678		15,938
New base rent	$37.80	$32.38	$57.76	$37.29	$46.35	$42.63	$35.99	$30.86	$26.21	$24.60
Previous base rent	$29.04	$29.56	$27.45	$28.42	$37.34	$37.73	$27.92	$28.58	$24.73	$24.85
Average cost per square foot	$53.75		$25.65		$46.01		$55.65		$67.66
Weighted Average Lease Term (years)	10.8		24.78		8.1		9.4		10.7
Percentage growth in base rent	30.2%	9.5%	110.4%	31.2%	24.1%	13.0%	28.9%	8.0%	6.0%	(1.0)%

Renewal leases
Number of renewal leases executed	45		14		9		13		9
GLA	317,068		84,173		48,737		157,081		27,077
New base rent	$21.47	$21.04	$28.40	$27.16	$26.75	$26.51	$14.99	$14.95	$28.04	$27.45
Expiring base rent	$19.08	$19.46	$24.70	$25.68	$24.12	$24.30	$13.47	$13.57	$25.14	$25.61
Average cost per square foot	$1.66		$—		$0.03		$3.34		$—
Weighted Average Lease Term (years)	4.7		3.8		4.6		4.8		6.8
Percentage growth in base rent	12.5%	8.1%	15.0%	5.8%	10.9%	9.1%	11.3%	10.2%	11.5%	7.2%

Total new and renewal leases
Number of new and renewal leases executed	63		17		13		21		12
GLA commencing	390,521		90,566		63,181		193,759		43,015
New base rent	$24.54	$23.17	$30.47	$27.87	$31.23	$30.20	$18.97	$17.96	$27.36	$26.39
Expiring base rent	$20.96	$21.36	$24.89	$25.87	$27.14	$27.37	$16.21	$16.41	$24.99	$25.33
Average cost per square foot	$11.46		$1.81		$10.54		$13.24		$25.07
Weighted Average Lease Term (years)	5.8		5.3		5.4		5.7		8.2
Percentage growth in base rent	17.1%	8.5%	22.4%	7.7%	15.1%	10.3%	17.0%	9.4%	9.5%	4.2%

Notes:
1 Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2 Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
3 Rents are calculated on a straight-line ("GAAP") basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter	Previous Quarter			Historical
	Period ended	3 months ended	3 months ended	3 months ended	3 months ended	Prior Year ended
	December 31, 2016	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015

Leasing Commissions	$2,252	$387	$1,726	$122	$17	$1,566
Tenant Improvements	9,477	2,305	3,063	1,880	2,229	6,349
Capital Expenditures	1,074	265	414	111	284	3,602
Total Capital Expenditures	$12,803	$2,957	$5,203	$2,113	$2,530	$11,517

Other redevelopment and re-anchoring related activities	$—	$—	$—	$—	$—	$4,107	[1]

Note:
1 Costs associated with the re-anchoring of Branch and Crossroads shopping centers.

Property Demographics - Core
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income

Core - Street and Urban Retail

664 N. Michigan Avenue	Chicago	IL	$4,497,482	18,141	319,498	182,250	$89,076	$128,490
840 N. Michigan Avenue	Chicago	IL	7,610,395	87,135	326,701	187,823	90,236	130,497
Rush and Walton Streets Collection - 6 properties	Chicago	IL	6,633,831	41,533	339,782	195,076	90,544	130,730
613-623 West Diversey Parkway	Chicago	IL	—	19,265	407,348	224,378	84,845	121,766
651-671 West Diversey	Chicago	IL	1,995,310	46,259	414,391	227,215	84,599	121,278
Clark Street and W. Diversey Collection - 3 properties	Chicago	IL	1,281,730	23,531	412,027	226,181	84,655	121,413
Halsted and Armitage Collection - 9 properties	Chicago	IL	1,879,494	44,658	459,787	253,670	87,884	124,716
North Lincoln Park Chicago Collection - 6 properties	Chicago	IL	1,697,089	50,961	507,134	259,262	81,104	113,328
Roosevelt Galleria	Chicago	IL	701,982	37,995	370,769	187,116	75,300	106,387
Sullivan Center	Chicago	IL	6,367,775	176,181	315,044	172,337	84,774	121,354
State and Washington	Chicago	IL	2,969,482	78,819	319,013	175,137	85,283	122,332
151 N. State Street	Chicago	IL	1,300,000	27,385	316,258	174,463	86,253	123,944
North and Kingsbury	Chicago	IL	1,576,809	41,700	444,732	243,136	88,090	124,541
Concord and Milwaukee	Chicago	IL	393,276	13,105	556,647	264,627	78,354	108,458
California and Armitage	Chicago	IL	626,417	18,275	507,030	206,767	71,694	95,959
83 Spring Street	Manhattan	NY	686,272	3,000	1,070,830	522,748	99,956	144,263
152-154 Spring Street	Manhattan	NY	2,275,971	2,936	1,041,696	511,598	100,421	144,792
15 Mercer Street	Manhattan	NY	431,250	3,375	1,027,480	498,697	99,341	143,350
5-7 East 17th Street	Manhattan	NY	1,300,014	11,467	1,164,263	590,830	105,285	156,463
200 West 54th Street	Manhattan	NY	2,156,703	5,773	1,318,236	670,743	102,218	156,524
61 Main Street	Westport	CT	351,560	3,400	46,241	17,504	139,926	206,309
181 Main Street	Westport	CT	866,365	11,350	46,218	17,444	142,639	209,625
4401 White Plains Road	Bronx	NY	625,000	12,964	577,219	219,174	54,321	69,394
Bartow Avenue	Bronx	NY	478,227	14,590	589,925	222,885	48,206	62,151
239 Greenwich Avenue	Greenwich	CT	1,513,516	16,553	68,734	25,656	130,996	201,438
252-256 Greenwich Avenue	Greenwich	CT	1,308,431	7,986	69,853	25,907	129,398	198,809
2914 Third Avenue	Bronx	NY	951,287	40,320	1,291,756	465,763	38,768	54,670
868 Broadway	Manhattan	NY	723,607	2,031	1,164,522	591,085	105,230	156,547
313-315 Bowery	Manhattan	NY	479,160	6,600	1,121,832	550,430	99,893	145,438
120 West Broadway	Manhattan	NY	2,133,910	13,838	947,607	456,018	99,453	143,703
131-135 Prince Street	Manhattan	NY	1,307,412	3,200	1,059,897	523,600	100,805	146,166
2520 Flatbush Avenue	Brooklyn	NY	1,059,282	29,114	604,015	218,394	57,188	76,529
Shops at Grand	Queens	NY	2,965,970	99,975	946,217	335,637	57,828	72,821
Gotham Plaza	Manhattan	NY	1,471,167	26,180	1,319,526	550,027	68,378	104,637
991 Madison Avenue	Manhattan	NY	1,508,050	6,920	1,281,731	632,833	95,164	146,082
City Center	San Francisco	CA	7,657,875	204,648	557,546	265,526	93,972	123,141
555 9th Street	San Francisco	CA	6,013,669	148,832	508,919	247,933	95,516	126,123
1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,125,162	20,669	370,725	176,284	97,996	130,745
Rhode Island Place Shopping Center	Washington	DC	1,735,379	57,529	348,349	157,678	66,984	86,314
M Street and Wisconsin Corridor - 24 properties	Georgetown	DC	17,076,374	242,582	348,300	168,842	105,924	140,128
330-340 River Street	Cambridge	MA	1,200,045	54,226	60,627	23,074	71,146	98,613
	Boston	MA	254,153	1,050	524,255	221,069	72,774	99,560
Total Core Street and Urban Retail
Weighted Average - Based on annual base rent					510,298	249,802	$92,536	$129,285

Property Demographics - Core (continued)
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income

Core - Suburban Properties

Elmwood Park Shopping Center	Elmwood Park	NJ	$3,870,422	149,070	259,304	86,978	$63,742	$77,058
Marketplace of Absecon	Absecon	NJ	1,385,256	104,556	33,123	11,896	57,410	70,998
60 Orange Street	Bloomfield	NJ	695,000	101,715	350,228	130,901	57,932	72,045
Village Commons Shopping Center	Smithtown	NY	2,816,751	87,128	68,019	23,288	116,226	137,508
Branch Plaza	Smithtown	NY	2,837,192	123,339	68,304	23,386	115,878	137,445
Amboy Center	Staten Island	NY	2,059,483	63,290	151,775	56,542	89,341	106,873
Pacesetter Park Shopping Center	Pomona	NY	1,270,976	97,806	37,016	11,317	108,050	129,598
LA Fitness	Staten Island	NY	1,391,500	55,000	125,957	45,159	82,576	95,944
Crossroads Shopping Center	White Plains	NY	6,685,878	311,539	111,121	43,140	106,962	140,980
New Loudon Center	Latham	NY	2,140,344	255,673	47,496	19,451	71,006	87,282
28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	94,334	28,509	115,958	146,116
Bedford Green	Bedford Hills	NY	2,370,392	90,589	25,914	8,971	111,367	163,167
Town Line Plaza	Rocky Hill	CT	1,753,152	206,346	44,144	18,780	87,508	105,129
Methuen Shopping Center	Methuen	MA	1,186,018	130,021	100,292	34,574	55,472	67,070
Crescent Plaza	Brockton	MA	1,880,513	218,148	99,866	35,800	59,293	69,004
201 Needham Street	Newton	MA	591,861	20,409	108,483	37,611	150,460	197,906
163 Highland Avenue	Newton	MA	1,275,673	40,505	97,109	34,111	152,373	199,231
The Gateway Shopping Center	So. Burlington	VT	2,046,885	101,655	52,886	21,589	55,787	73,019
Hobson West Plaza	Naperville	IL	1,146,315	99,137	94,454	34,754	111,835	136,024
Merrillville Plaza	Hobart	IN	3,301,079	236,087	23,890	10,378	52,547	62,045
Bloomfield Town Square	Bloomfield Hills	MI	3,320,083	235,786	63,907	25,813	67,173	89,096
Mad River Station	Dayton	OH	1,396,788	123,335	63,840	28,932	58,520	74,127
Mark Plaza	Edwardsville	PA	244,279	106,856	87,458	38,191	41,378	51,396
Plaza 422	Lebanon	PA	850,978	156,279	50,727	20,244	50,018	59,759
Route 6 Plaza	Honesdale	PA	1,255,941	175,589	7,437	3,303	38,571	49,909
Chestnut Hill	Philadelphia	PA	930,489	37,646	149,449	63,614	64,210	82,358
Abington Towne Center	Abington	PA	1,054,026	216,278	89,142	35,340	85,339	104,727

Total Core Suburban Properties
Weighted Average - Based on annual base rent					88,469	31,604	$84,946	$106,738

Total Core Properties
Weighted Average - Based on annual base rent					364,225	174,588	$91,601	$123,513

Brandywine/Market Square/Naamans Rd [1]	Wilmington	DE	$16,048,545	946,442	519,156	204,060	$75,931	$94,769

Note:
[1] Based on 10 mile radius demographics given the unique trade market for this asset. This has been excluded from the average calculations of 3-mile radius due to its unique trade market.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
	216th Street	Manhattan	NY	$2,574,000	60,000	976,221	347,774	$39,885	$52,226
	161st Street	Bronx	NY	5,633,106	255,428	1,332,726	473,946	36,072	50,312
	Sherman Avenue	Manhattan	NY	—	—	990,807	356,209	40,996	19,678
	City Point	Brooklyn	NY	—	—	1,102,800	463,984	75,985	106,843
Fund II
Weighted Average - Based on annual base rent						1,220,915	434,375	$37,268	$50,912

	Fund III
	654 Broadway	Manhattan	NY	$601,000	2,896	1,094,866	541,686	$101,100	$147,310
	640 Broadway	Manhattan	NY	1,202,418	4,247	1,092,978	540,262	100,942	147,058
	Broad Hollow Commons	Farmingdale	NY	—	—	85,981	28,106	94,807	111,170
	3104 M Street	Georgetown	DC	—	—	350,419	170,006	105,545	67,970
	New Hyde Park Shopping Center	New Hyde Park	NY	1,148,942	32,287	206,214	72,258	107,004	133,225
	Nostrand Avenue	Brooklyn	NY	1,564,470	42,628	557,993	208,399	53,348	73,497
	Arundel Plaza	Glen Burnie	MD	1,146,390	265,116	82,700	30,706	66,046	75,118
Fund III
Weighted Average - Based on annual base rent						560,976	250,640	$81,977	$109,394

	Fund IV
	1151 Third Avenue	Manhattan	NY	$1,751,863	13,250	1,341,217	671,192	$97,828	$149,447
	17 East 71st Street	Manhattan	NY	1,848,724	8,432	1,311,509	650,354	96,955	148,731
	1035 Third Avenue	Manhattan	NY	945,722	7,617	1,356,470	687,404	98,593	150,562
	Airport Mall	Bangor	ME	1,325,139	221,760	32,118	14,780	40,080	55,176
	Wells Plaza	Wells	ME	647,973	93,263	5,090	2,452	57,951	70,391
	Shaw's Plaza	Waterville	ME	1,405,516	119,015	23,499	10,071	42,002	56,352
	JFK Plaza	Waterville	ME	744,207	151,107	23,004	9,858	43,008	56,594
	Dauphin Plaza	Harrisburg	PA	1,666,419	205,727	87,542	36,654	50,449	60,576
	Mayfair Shopping Center	Philadelphia	PA	1,607,597	115,411	302,643	109,767	43,944	52,855
	Colonie Plaza	Albany	NY	1,666,687	153,483	32,014	13,211	80,272	93,943
	Paramus Plaza	Paramus	NJ	1,835,118	152,509	107,082	37,309	124,146	152,301
	2819 Kennedy Boulevard	North Bergen	NJ	1,147,458	47,539	545,022	250,369	88,476	125,892
	Restaurants at Fort Point	Boston	MA	312,019	15,711	364,574	154,393	74,541	102,989
	Promenade at Manassas	Manassas	VA	3,497,730	265,442	56,086	18,145	76,581	88,116
	Lake Montclair	Prince William County	VA	1,956,034	105,832	67,439	21,025	106,138	121,910
	1701 Belmont Avenue	Catonsville	MD	—	58,674	111,731	43,638	66,502	76,854
	Eden Square	Bear	DE	2,353,417	231,436	73,443	27,997	67,726	79,836
	938 W. North Avenue	Chicago	IL	326,350	33,228	473,510	257,650	87,712	124,118
	717 N. Michigan Ave	Chicago	IL	—	—	313,300	181,439	90,009	131,629
	210 Bowery	Manhattan	NY	—	—	1,106,743	537,581	98,668	143,140
	Broughton Street Portfolio	Savannah	GA	3,334,017	100,660	68,959	27,827	33,971	48,569
	27 East 61st Street	Manhattan	NY	—	—	1,346,844	680,410	99,303	151,901
	801 Madison Avenue	Manhattan	NY	—	—	1,325,490	662,057	98,264	150,686
	650 Bald Hill Road	Warwick	RI	—	—	63,812	26,787	64,313	76,136
	Wake Forest	Wake Forest	NC	2,854,296	—	33,944	12,607	82,097	97,891
	146 Geary Street	San Francisco	CA	300,000	11,436	436,599	216,841	94,325	123,896
	Union and Fillmore Collection - 4 properties	San Francisco	CA	641,286	10,148	475,315	234,805	93,726	123,378
Fund IV
Weighted Average - Based on annual base rent						284,536	133,128	$72,332	$93,334
Total - Funds
Weighted Average - Based on annual base rent						484,747	200,690	$67,327	$87,809

Fund Overview
As of December 31, 2016

I. KEY METRICS	Note	Fund I	Fund II	Fund III	Fund IV	Fund V	Total
General Information:
Vintage		Sep-2001	Jun-2004	May-2007	May-2012	Aug-2016
Fund Size		$90.0 Million	$300.0 Million	$502.5 Million	$540.6 Million	$520.0 Million	$1,953.1 Million
Acadia's Commitment		$20.0 Million	$85.0 Million	$123.3 Million	$125.0 Million	$104.5 Million	$457.8 Million
Acadia's Pro Rata Share		22.2%	28.3%	24.5%	23.1%	20.1%	23.4%
Acadia's Promoted Share	[1]	37.8%	42.7%	39.6%	38.5%	36.1%	38.8%
Preferred Return		9.0%	8.0%	6.0%	6.0%	6.0%	6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions		$86.6 Million	$347.1 Million	$396.7 Million	$290.5 Million	$0.0 Million	$1,073.8 Million
Cumulative Net Distributions	[3]	$194.5 Million	$131.6 Million	$509.8 Million	$101.9 Million	$0.0 Million	$937.9 Million
Net Distributions/Contributions		224.6%	37.9%	128.5%	35.1%	NA	87.3%
Unfunded Commitment	[4]	$0.0 Million	$0.0 Million	$53.3 Million	$239.5 Million	$520.0 Million	$859.9 Million
Acquisition Dry Powder	[5]	NA	NA	NA	NA	$520.0 Million	$520.0 Million
Investment Period Closes		Closed	Closed	Closed	Closed	Aug-2019
Currently in a Promote Position? (Yes/No)		Yes	No	No	No	No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA
Type:		Applicable to	Description
Asset Management	[6]	Fund I, II & III	1.5% of Implied Capital
Asset Management	[6]	Fund IV & V	1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management		All funds	4.0% of gross property revenues
Leasing		All funds	Market-rate leasing commissions
Construction/Project Management		All funds	Market-rate fees
Development		Fund III, IV & V	3.0% of total project costs

Notes:
[1]		Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return.
Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
[2]		With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was recontributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.
[3]		Net of fees and promote
[4]		Unfunded Commitments are set aside to complete leasing and development at existing fund investments, to acquire new identified Fund IV investments and to make new Fund V investments.
[5]		The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released
Unfunded Commitments available to deploy into new unidentified investments
[6]		Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

Fund Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Ownership	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
Fund II Portfolio Detail

NEW YORK
New York
216th Street	NYC Human Resources Administration	2005	99.1%	—	60,000	—	60,000	—	100.0%	—	100.0%	100.0%	$2,574,000	$42.90
161st Street 2	Various New York City & State agencies	2005	99.1%	—	166,004	89,424	255,428	—	33.5%	55.4%	41.2%	46.5%	5,633,106	53.56

Total - Fund II				—	226,004	89,424	315,428	—	51.2%	55.4%	52.4%	56.7%	$8,207,106	$49.69

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	2,896	—	—	2,896	100.0	—	—	100.0%	100.0%	601,000	207.53
640 Broadway	Swatch	2012	63.1%	4,247	—	—	4,247	100.0%	—	—	100.0%	100.0%	1,202,418	283.12
New Hyde Park Shopping Center	PetSmart	2011	100.0%	—	13,507	18,780	32,287	—	100.0%	66.0%	80.2%	80.2%	1,148,942	44.36
Nostrand Avenue	—	2013	100.0%	—	—	42,628	42,628	—	—	77.3%	77.3%	77.3%	1,564,470	47.47

MID-ATLANTIC
Maryland
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	—	231,920	33,196	265,116	—	77.6%	42.5%	73.2%	73.2%	1,146,390	5.91

Total - Fund III				7,143	245,427	94,604	347,174	100.0%	78.8%	62.9%	74.9%	74.9%	$5,663,220	$21.78

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue	Vineyard Vines	2013	100.0%	13,250	—	—	13,250	100.0%	—	—	100.0%	100.0%	1,751,863	132.22
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—	—	100.0%	100.0%	1,848,724	219.25
1035 Third Avenue 3	—	2015	100.0%	7,617	—	—	7,617	71.4%	—	—	71.4%	71.4%	945,722	173.94
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	91.7%	96.9%	96.9%	1,666,687	11.21

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	—	74,837	77,672	152,509	—	52.4%	90.7%	71.9%	71.9%	1,835,118	16.74
2819 Kennedy Boulevard	Aldi	2013	98.6%	—	46,003	1,536	47,539	—	100.0%	100.0%	100.0%	100.0%	1,147,458	24.14

BOSTON
Massachusetts

Restaurants at Fort Point	—	2016	100.0%	15,711	—	—	15,711	100.0%	—	—	100.0%	100.0%	312,019	19.86

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,718	221,760	—	100.0%	74.0%	89.4%	89.4%	1,325,139	6.69
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	30,792	93,263	—	100.0%	77.6%	92.6%	92.6%	647,973	7.50
Shaw's Plaza	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—	100.0%	100.0%	100.0%	100.0%	1,405,516	11.81
JFK Plaza	Hannaford, TJ Maxx	2016	100.0%	—	104,426	46,681	151,107	—	100.0%	28.9%	78.0%	78.0%	744,207	6.31

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	122,621	83,106	205,727	—	100.0%	65.8%	86.2%	86.2%	1,666,419	9.40
Mayfair Shopping Center	Shop N Bag	2016	100.0%	—	25,673	89,738	115,411	—	100.0%	75.5%	80.9%	80.9%	1,607,597	17.21

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	—	194,038	71,404	265,442	—	100.0%	93.3%	98.2%	98.2%	3,497,730	13.42
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,832	105,832	—	100.0%	94.6%	96.3%	96.3%	1,956,034	19.20

Maryland
1701 Belmont Avenue	—	2012	98.6%	—	58,674	—	58,674	—	—	—	—	—%	—	—

Delaware
Eden Square	Giant Food	2014	98.6%	—	163,217	68,219	231,436	—	71.1%	73.4%	71.8%	71.8%	2,353,417	14.17

MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	100.0%	33,228	—	—	33,228	16.1%	—	—	16.1%	16.1%	326,350	61.00

SOUTHEAST
Georgia
Broughton Street Portfolio 4	J. Crew, L'Occitane, Lululemon, Michael Kors	2014	50.0%	100,660	—	—	100,660	90.2%	—	—	90.2%	90.2%	3,334,017	36.73

North Carolina
Wake Forest Crossing		2016	100.0%	—	113,353	89,653	203,006	—	100.0%	93.5%	97.1%	97.1%	2,854,296	14.47

WEST
California
146 Geary Street		2015	100.0%	11,436	—	—	11,436	100.0%	—	—	100.0%	100.0%	300,000	26.23
Union and Fillmore Collection - 4 properties		2015	90.0%	10,148	—	—	10,148	89.7%	—	—	89.7%	100.0%	641,286	70.44

Total - Fund IV				200,482	1,312,847	811,357	2,324,686	79.6%	89.2%	80.4%	85.3%	85.4%	$32,167,572	$16.22

Notes:

[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	80.0%
210 Bowery	100.0%
Broughton Street Portfolio	50.0%
27 East 61st Street	100.0%
801 Madison Avenue	100.0%
650 Bald Hill Road	90.0%
[2] Currently operating, but redevelopment activities have commenced.
[3] Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).
[4] Represents 21 of the 24 properties in this portfolio that have been leased. The remaining properties are still in development.

Funds Lease Expirations

	FUND II
		Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total
M to M 1	—	—	—	$—	$—	—
2017	—	—	—	—	—	—
2018	—	—	—	—	—	—
2019	—	—	—	—	—	—
2020	—	—	—	—	—	—
2021	—	—	—	—	—	—
2022	—	—	—	—	—	—
2023	—	—	—	—	—	—
2024	—	—	—	—	—	—
2025	—	—	—	—	—	—
2026	—	—	—	—	—	—
Thereafter	11	178,798	100.0%	8,207,106	45.90	100.0%
Total	11	178,798	100.0%	$8,207,106	$45.90	100.0%

		152,547	Total Vacant
		331,345	Total Square Feet

	FUND III						FUND IV
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M 1	2	4,238	1.6%	$170,164	$40.15	3.0%	5	7,400	0.4%	$228,846	$30.93	0.7%
2017	3	186,424	71.7%	1,029,856	5.52	18.2%	25	76,146	3.8%	2,112,029	27.74	6.2%
2018	4	7,897	3.0%	344,079	43.57	6.1%	42	246,020	12.3%	2,819,204	11.46	8.2%
2019	4	10,006	3.7%	259,085	25.89	4.6%	30	235,860	11.8%	5,022,637	21.29	14.7%
2020	2	2,976	1.0%	128,063	43.03	2.3%	29	210,643	10.5%	2,967,808	14.09	8.7%
2021	—	—	—%	—	—	—%	30	186,259	9.3%	2,649,378	14.22	7.7%
2022	3	9,657	3.7%	509,880	52.80	9.0%	15	175,098	8.8%	1,889,258	10.79	5.5%
2023	4	6,495	2.5%	999,502	153.89	17.6%	9	93,044	4.7%	1,176,307	12.64	3.4%
2024	3	18,177	7.0%	719,217	39.57	12.7%	10	124,131	6.2%	2,599,142	20.94	7.6%
2025	2	2,812	1.1%	295,397	105.05	5.2%	22	113,065	5.7%	4,688,549	41.47	13.7%
2026	4	3,482	1.3%	577,848	165.95	10.2%	22	182,945	9.2%	3,297,572	18.02	9.6%
Thereafter	3	7,897	3.0%	630,130	79.79	11.1%	12	346,837	17.4%	4,777,940	13.78	14.0%
Total	34	260,061	99.6%	$5,663,221	$21.78	100.0%	251	1,997,448	100.0%	$34,228,670	$17.14	100.0%

		87,113	Total Vacant					1,467,438	Total Vacant
		347,174	Total Square Feet					3,464,886	Total Square Feet

Note:
1 Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

			Estimated		Estimated Sq.Ft.				Acquisition & Development Costs										Outstanding
Property	Ownership	Location	Stabilization		Upon Completion		Leased Rate 4	Key Tenants	Incurred		Estimated Future Range				Estimated Total Range				Debt
FUND II

City Point 1	94.2%	Brooklyn, NY	2017/2020	[6]	763,000	[7]	69% 2	Century 21, CityTarget, Alamo Drafthouse	$408	[3]	$12	to	$32	[3]	$420.0	to	$440.0	[3]	$239.8
Sherman Plaza	99.1%	New York, NY	TBD		TBD		—	TBD	36.5		TBD		TBD		TBD		TBD		14.3
									$444.5		TBD		TBD		TBD		TBD		$254.1

FUND III

Cortlandt Crossing	100.0%	Mohegan Lake, NY	2018		130,000		50%	ShopRite	$20.4		$39.6	to	$44.6		$60.0	to	$65.0		$—
3104 M Street NW	80.0%	Washington, D.C.	2017		10,000		15%	TBD	8.3		0	to	0.7		8.3	to	9.0		4.5
Broad Hollow Commons	100.0%	Farmingdale, NY	2018		180,000 - 200,000		—	TBD	15.7		34.3	to	44.3		50.0	to	60.0		—
									$44.4		$73.9		$89.6		$118.3		$134.0		$4.5

FUND IV

210 Bowery	100.0%	New York, NY	2017		16,000		—	TBD	$20.9		$1.1	to	$3.1		$22.0	to	$24.0		$5.1
Broughton Street Portfolio 5	50.0%	Savannah, GA	2017		190,000		80%	J. Crew, Lululemon, H&M	76.0		4.0	to	9.0		80.0	to	85.0		30.0
27 E. 61st Street	100.0%	New York, NY	2017		9,500		—	TBD	22.3		3.2	to	6.2		25.5	to	28.5		—
801 Madison Avenue	100.0%	New York, NY	2017		5,000		20%	TBD	36.2		3.8	to	6.8		40.0	to	43.0		—
650 Bald Hill Road	90.0%	Warwick, RI	2017		161,000		72%	Dick's Sporting Goods, Burlington Coat Factory	21.4		6.1	to	11.1		27.5	to	32.5		—
717 N. Michigan Avenue	100.0%	Chicago, IL	2018		62,000		25%	Disney Store	106.0		14.0	to	21.5		120.0	to	127.5		63.9
									$282.8		$32.2		$57.7		$315.0		$340.5		$99.0

CORE

613-623 West Diversey	100.0%	Chicago, IL	2018		TBD		—	TBD	$11.9		TBD		TBD		TBD		TBD		$—
									$11.9		TBD		TBD		TBD		TBD		$—

Notes:
1 Acquired a leasehold interest in this property.
2 Leased rate calculated on approximately 540,000 rentable square feet.
3 Net of actual and anticipated contributions from retail tenants and proceeds from residential tower sales. Excludes Tower I. Debt and incurred costs are reduced by $5.3M relating to the New Markets Tax Credits received.

4 The leased rate excludes pre-redevelopment tenants.

5 This portfolio includes 24 buildings, including 21 which are operating.
6 Phases I and II have an estimated stablization date of 2017. Phase III has an estimated completion date of 2020.
7 This reflects increases to Phase I and Phase II square footage, and the addition of Phase III square footage.

Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$783.6

City Point Items:
Adjustment to FMV	33.8
Gain on sales	51.2
Costs of Tower 1	80.7

Less:
Development held as operating real estate	(297.7)
Development costs of unconsolidated properties	(97.4)
Deferred costs and other amounts	(10.7)

Total per consolidated balance sheet	$543.5

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations ("AFFO"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.